UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 10, 2015

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2015, Opexa Therapeutics, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and announced its results of operations in a press release.

A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.               Regulation FD Disclosure.

The Company will host an Analyst and Investor Event on November 10, 2015 where members of the Company’s senior management team will provide an R&D update and review of the Company’s Abili-T clinical trial for Secondary Progressive Multiple Sclerosis and the development program for Neuromyelitis Optica (NMO).

The Analyst and Investor Event will take place at the New York Hilton Midtown.  A live webcast of the event will start at 5:15 p.m. Eastern Time and may be accessed on the Investor Relations section of the Company’s website, www.opexatherapeutics.com.  The event should conclude by 7:00 p.m.  An archived version of the webcast will be available for 90 days after the event on the Company’s website.

A copy of the slides that will be presented at the Analyst and Investor Event are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The Company does not undertake to update this slide presentation.

Item 8.01.                Other Events.

On November 10, 2015, the Company issued a press release announcing supportive results of an animal study completed as part of its preclinical development activities to support OPX-212, the Company’s personalized T-cell immunotherapy in development for the treatment of NMO.  The study results show that T-cell immunotherapy with attenuated antigen-specific T-cells suppress the T-cell response to Aquaporin-4 (AQP4) in a dose-dependent manner, compared to vehicle control, as measured by reduction in both Aquaporin-4 reactive T-cell (ARTC) proliferation and associated cytokine activity.  The results were statistically significant.

In NMO, ARTC mount an attack against Aquaporin-4, the autoantigen in NMO, leading to secondary demyelination of nerve fibers within the optic nerves and the spinal cord, resulting in the clinical symptoms of the disease.  The Company’s therapeutic approach is to suppress or reduce the number of these activated ARTC in patients with NMO.  The results of the preclinical animal study provide evidence that T-cell immunotherapy reduces the level of activated ARTC in a murine (mouse) model.

A copy of the press release announcing the study results is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release issued by Opexa Therapeutics, Inc. on November 10, 2015 regarding quarterly earnings.

99.2	Opexa Therapeutics, Inc. slide presentation for Analyst and Investor Event on November 10, 2015.

99.3	Press release issued by Opexa Therapeutics, Inc. on November 10, 2015 regarding preclinical study results.

The information in Item 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 10, 2015	OPEXA THERAPEUTICS, INC.

	By:	/s/ Neil K. Warma
Neil K. Warma
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Opexa Therapeutics, Inc. on November 10, 2015 regarding quarterly earnings.

99.2	Opexa Therapeutics, Inc. slide presentation for Analyst and Investor Event on November 10, 2015.

99.3	Press release issued by Opexa Therapeutics, Inc. on November 10, 2015 regarding preclinical study results.